HARVEST VOLATILITY EDGE TRUST

Harvest Edge Absolute Fund

Harvest Edge Equity Fund

Harvest Edge Bond Fund

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated February 28, 2019 to the Summary Prospectuses, Prospectus and Statement of Additional Information dated February 28, 2019

At a special meeting of shareholders of the Funds scheduled to be held on March 11, 2019, shareholders of record of the Funds as of January 31, 2019 will consider the reorganization of each Fund into separate, newly created series of Victory Portfolios (each, a “Victory Fund”) advised by Victory Capital Management Inc. (the “Reorganizations”). If approved by shareholders, each Reorganization is expected to occur on or about April 1, 2019 and shareholders of each Fund on such date will become shareholders of the corresponding Victory Fund.

Shareholders entitled to vote at the meeting have been sent a proxy statement/prospectus containing further information regarding the proposed Reorganizations, which investors in the Funds should consult. A copy of this document may be viewed online or downloaded from the SEC’s website at www.sec.gov or is available from the Funds upon request.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.